Acquisitions (Details 5) - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Liabilities:
Goodwill	$ 4,369,986	$ 381,000	$ 381,000
Four Cubed [Member]
Assets:
Cash	311,523
Accounts receivable	424,593
Prepaid expenses and other current assets	9,468
Intangible assets	4,928,000
Total assets	5,673,584
Liabilities:
Accrued expenses	311,026
Total liabilities	311,026
Net assets acquired, excluding goodwill	5,362,558
Goodwill	3,130,167
Purchase consideration for accounting acquiree	$ 8,492,725